*****	Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.20(a)

GENERAL TERMS AGREEMENT NO. CFM-1-2576101711

THIS GENERAL TERMS AGREEMENT NO. 1-2576101711 (hereinafter referred to as this “Agreement”), dated as of the 17th day of October, 2011, by and between CFM International, Inc. (hereinafter referred to as “CFM”), a corporation organized under the law of the State of Delaware, U.S.A., and jointly owned by the General Electric Company (hereinafter referred to as “GE”) and Snecma Moteurs (hereinafter referred to as “SNECMA”) and Republic Airways Holdings Inc., a corporation organized under the law of Delaware (hereinafter referred to as “Airline”). CFM and Airline are also referred to in this Agreement as the “Parties” or individually as a “Party”.

WITNESSETH

WHEREAS, Airline has acquired, or is in the process of acquiring a certain number of aircraft equipped with installed CFM Engines (as defined below), and

WHEREAS, CFM and Airline desire to enter into this Agreement to establish the terms and conditions governing the sale by CFM and the purchase by Airline of Spare Engines (as defined below), related equipment and spare parts therefor and the product services to be supplied by CFM in support of such installed and Spare Engines for use by Airline with respect to its commercial passenger service purposes (“Activities”), and

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the respective Parties hereto agree as follows to the respective Sections of this Agreement. Capitalized terms used herein that are otherwise undefined shall have the meanings ascribed to them in Section I (“Definitions”), unless the context requires otherwise.

SECTION I – DEFINITIONS

These definitions shall apply for all purposes of this Agreement unless the context otherwise requires.

“Aircraft” means the aircraft on which the Engine(s) listed in the applicable letter agreement to this Agreement is (are) installed.

“Agreement” means this General Terms Agreement (together with all exhibits, and specific transaction agreements (“Letter Agreements”) and attachments) between CFM and Airline.

“Airworthiness Directive” means a requirement for the inspection, repair or modification of the Engine or any portion thereof as issued by the Federal Aviation Administration of the United States Department of Transportation (“FAA”) and/or the European Aviation Safety Agency (“EASA”).

“ATA” means the Air Transport Association of America.

“Data” means all information and data of any type, form or nature (including, but not limited to, designs, drawings, blueprints, tracings, plans, models, layouts, software, specifications, technical publications, electronic transmittals, website data and memoranda) which may be furnished or made available to Airline by CFM, directly or indirectly, as the result of this Agreement, but excluding any of the foregoing that is in the public domain, through no fault of Airline, was in the possession of Airline without restriction on use prior to its disclosure to Airline by CFM or that is independently developed by Airline as evidenced by written records.

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“Engine” means the FAA/EASA certified Engine(s) described in the applicable letter agreement(s) to this Agreement or covered under this Agreement pursuant to Article 7 hereof.

“Expendable Parts” means those parts sold by CFM which must routinely be replaced during inspection, repair, or maintenance, whether or not such parts have been damaged, and other parts which are customarily replaced at each such inspection and maintenance period such as filter inserts and other short-lived items which are not dependent on wear out but replaced at predetermined intervals and which are not eligible for reuse after removal.

“Failed Parts” means those Parts and Expendable Parts suffering a Failure, and including Parts or Expendable Parts suffering Resultant Damage.

“Failure” means the breakage of a Part or Expendable Part, failure to function of a Part or Expendable Part, or damage to a Part or Expendable Part, rendering it not Serviceable and such breakage, failure or damage has been determined to the reasonable satisfaction of CFM to be due to causes within CFM’s control including, but not limited to, a defect in design. Failure shall also include any defect in material or workmanship. Failure does not include any such breakage, malfunction or damage that is due to normal wear and tear.

“Flight Cycle” means the complete running of an Engine from start through any condition of flight and ending at Engine shutdown. A “touch and go landing” used during pilot training shall be considered as a “Flight Cycle.”

“Flight Hours” means the cumulative number of airborne hours in operation of each Engine computed from the time an aircraft leaves the ground until it touches the ground at the end of a flight.

“Foreign Object Damage” means any damage to the Engine caused by objects that are not part of the Engine and Engine optional equipment.

“Labor Allowance” means a CFM credit calculated by *****. If a Labor Allowance is granted for a repair, it shall not exceed the credit that would have been quoted if the Part had not been repairable. The established labor rate means either (a) the then current labor rate mutually agreed between CFM and Airline if the work has been performed by Airline, or (b) the then current labor rate agreed between CFM and the third party repair and overhaul shop if the work has been performed by such repair and overhaul shop.

“Module” means a major sub-assembly of any of the Engines described in the applicable letter agreements or covered under this Agreement pursuant to Article 7 hereof.

“Part” means only those FAA/EASA certified Engine and Engine Module Parts which have been sold originally to Airline by CFM for commercial use. This term shall include parts installed on an Engine sold to Airline, whether directly by CFM or through an airframe manufacturer with respect to an Engine installed on an Aircraft, parts installed by CFM in connection with servicing or maintaining an Engine and parts sold to Airline as Spare Parts. The term excludes parts that were furnished on new Engines and Modules but are procured directly from vendors. Such parts are covered by the vendor warranty and the CFM “Vendor Warranty Back Up.” Also excluded are Expendable Parts and customary short-lived items such as igniters and filter inserts.

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“Parts Credit Allowance” means the credit granted by CFM to Airline, in connection with either a CFM-declared campaign change or the Failure of a Part or Expendable Part, *****.

“Part Cycles” means the total number of Flight Cycles accumulated by a Part.

“Parts Repair” means the CFM recommended rework or restoration of Failed Parts to a Serviceable condition.

“Part Time” means the total number of Flight Hours accumulated by a Part.

“Performance Restoration Shop Visit” means a shop visit in which at a minimum, the combustor and high-pressure turbine are exposed and subsequently refurbished.

“Product” means Spare Engines, Modules, Parts, Expendable Parts, related optional equipment, technical data and other products offered for sale by CFM from time to time.

“Resultant Damage” means the damage suffered by a Part in warranty because of a Failure of another Part or Expendable Part within the same engine, provided the Part or Expendable Part causing the damage was in warranty.

“Serviceable” when used to describe an Engine or Part, means in an airworthy condition within the limits defined in the applicable Engine manuals, specification and/or publications by the type certificate holder.

“Scrapped Parts” means those Parts determined by CFM to be unServiceable and not repairable by virtue of reliability, performance or repair costs. Such Parts shall be considered as scrapped if they bear a scrap tag duly countersigned by a CFM representative. Such Parts shall be destroyed and disposed of by Airline unless requested by CFM for engineering analysis, in which event any handling and shipping shall be at CFM’s expense.

“Spare Engine” means an Engine acquired in support of Airline’s fleet of Aircraft for use as a spare Engine when another Engine in such fleet is unavailable due to damage or is otherwise being repaired or serviced.

“Spare Parts” means Parts or Expendable Parts acquired by Airline from CFM for future installation on Engines.

“Ultimate Life” of a rotating Part means the approved limitation on use of a rotating Part, in cumulative Flight Hours or Flight Cycles, which a U.S. government authority establishes as the maximum period of allowed operational time for such rotating Parts in Airline service, with periodic repair and restoration.

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GENERAL TERMS AGREEMENT NO. CFM-1-2576101711

SECTION II – TERMS AND CONDITIONS

ARTICLE 1 – PRODUCTS

A.

Airline may purchase under the terms and subject to the conditions hereinafter set forth, Products as may be offered for sale by CFM > in quantities and in configurations reasonably required to support Airline’s activities and the aircraft applications operated by Airline in connection therewith.

B.

In order to assure that an adequate supply of CFM Spare Engines are available to support the worldwide operating fleet of CFM powered aircraft, CFM reserves the option, for a limited period of time following the sale of Spare Engines to Airline, to repurchase Spare Engines which Airline proposes to utilize for other than its own operating purposes.

Accordingly, if prior to the accumulation of ***** Flight Hours on any Spare Engine sold hereunder, Airline elects to a) offer such Spare Engine for resale or b) undertake action to cause components or parts of such Spare Engine to be made available for sale, Airline shall give CFM prompt advance written notice of such determination (“Airline’s Notice”). Promptly upon receipt of such notice, CFM shall have the option to repurchase the Spare Engine from Airline (the “CFM Repurchase Option”) at the lower of (i) the net price (the CFM quoted spare engine price less any allowances or other credits available to, and exercised by, Airline) at which such Spare Engine was sold by CFM to Airline less an amount to cover any use and operation of the Spare Engine which, as agreed by the Parties, shall be equal to the then-current restoration charges per operating hours and cycles applicable to the equivalent CFM lease pool engine; or (ii) any lower amount contained in any current, bona fide offer made to Airline by a third party for such Spare Engine. CFM shall give Airline notice of its decision to decline or to exercise such CFM Repurchase Option within ***** of its receipt of Airline’s Notice. Fulfillment by CFM of the CFM Repurchase Option shall be conditional upon technical inspection, review and acceptance of the Spare Engine and its records by CFM and the execution of a mutually acceptable purchase agreement. If CFM Repurchase Option “(i)” is exercised by CFM, upon completion of the repurchase, CFM shall restore to Airline’s account any allowances and credits applied to reduce the CFM quoted spare engine price. For the avoidance of doubt, such CFM Repurchase Option shall not apply to any sale of a Spare Engine intended to secure sale/leaseback financing in connection therewith.

ARTICLE 2 – PRODUCT PRICES

A.

In General. The selling price of Products will be the respective prices which are quoted in the Spare Parts Price Catalog, as revised from time to time (the “Spare Parts Catalog” or “Catalog”) or in CFM’s written quotation or proposal from time to time and confirmed in a Letter Agreement for the purchase of Spare Engines or in a purchase order placed by Airline and accepted by CFM. CFM shall quote such prices in U.S. Dollars and Airline shall pay for Products in U.S. Dollars. All Product prices

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include the cost of CFM’s standard tests, inspection and commercial packaging, but exclude, in the case of Engines, shipping stands, containers and engine covers. Transportation costs and costs resulting from special inspection, packaging, testing or other special requirements, requested by Airline, will be paid for by Airline. CFM will advise Airline in writing ***** in advance of any changes in prices affecting a significant portion of the prices in the Catalog. During such ***** period, CFM shall not be obligated to accept Airline purchase orders for quantities of spare Parts in excess of ***** of Airline’s normal usage beyond the effective date of the announced price change.

B.

Spare Engines. Spare Engine prices will be quoted as base prices, subject to escalation using the appropriate CFM Engine escalation provisions agreed upon by CFM and Airline. The appropriate CFM escalation provisions will be set forth in each applicable letter agreement to this Agreement. If a Letter Agreement does not prohibit CFM from making changes to the escalation provisions, no changes to escalation provisions will apply to Airline until CFM provides Airline at least ***** prior written notice.

ARTICLE 3 – PRODUCT ORDER PLACEMENT

A.	The terms and conditions set forth herein are in lieu of all printed terms and conditions appearing on Airline’s purchase orders.

B.	Airline shall place purchase orders for Products and CFM’s acknowledgment of each purchase order shall constitute acceptance thereof.

ARTICLE 4 – DELIVERY, TITLE, TRANSPORTATION, RISK OF LOSS, PACKAGING OF PRODUCTS

A.	Shipment of Products shall be from CFM’s facility in Evendale, Ohio, U.S.A., Peebles, Ohio, U.S.A., or Erlanger, Kentucky, U.S.A., or point of manufacture, or other facility at CFM’s option.

B.	Delivery of all Products shall be as follows (hereinafter “Delivery”):

(1)

For Products shipped from the U.S. to a domestic U.S. destination, Delivery of such Products shall be Ex Works (Incoterms 2000) at the point of shipment described in Paragraph A of this Article. The Parties shall use their reasonable best efforts to avoid or minimize the imposition of Taxes on the sale of Products and payments under this Agreement and to transfer the Products from a jurisdiction that provides a commercially reasonable mechanism for obtaining an exemption from sales and use and any similar Taxes. In the event of a change in law that could reasonably be expected to result in Airline becoming liable for Taxes under the terms of this Agreement, the parties will negotiate in good faith to restructure the terms of this Agreement, including the location from which Delivery of the Products is made, in order to eliminate or minimize such Taxes;

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(2)

For Products shipped from the U.S. to a destination outside the U.S., Delivery of such Products shall be to Airline over international waters (i.e., 12 miles offshore of the U.S.), or, if the Product does not cross international waters during transport, at the frontier of the destination country. Unless otherwise agreed, Airline shall be responsible for the export of the Products out of the U.S.;

(3)	For Products shipped from a location outside the U.S., Delivery of such Products shall be FCA (Incoterms 2000) from such foreign CFM facility;

Upon Delivery, title to Products as well as risk of loss thereof or damage thereto shall pass to Airline. Airline shall be responsible for all risk and expense in obtaining any required licenses and carrying out all customs formalities for the exportation and importation of goods under U.S. law and CFM shall be responsible for all risk and expense in obtaining any required licenses and carrying out all customs formalities for the exportation and importation of goods under laws other than U.S. laws, unless shipment to such foreign country was requested by Airline, in which case Airline shall be responsible for such foreign licenses and customs formalities.

C.	Airline shall arrange and pay for transportation of such Products from the point of shipment described in Paragraph A of this Article until Delivery in accordance with Paragraph B of this Article.

ARTICLE 5 – PAYMENT FOR PRODUCTS

Airline shall pay CFM with respect to Products purchased hereunder as set forth in the attached Exhibit C.

ARTICLE 6 – TAXES AND DUTIES

A.

Taxes, Duties, or Charges. In addition to the price for the Products, REPUBLIC agrees to pay, upon demand, all taxes (including, without limitation, sales, use, excise, turnover or value added taxes), duties, fees, charges or assessments of any nature (but excluding any taxes based on or measured by the income or profits of CFM) imposed by the United States, or any jurisdiction within the United States in connection with performance of this Agreement (any such non-excluded taxes hereinafter “Taxes”). CFM shall have the right to invoice and collect sales tax on all services or products sold under this contract to REPUBLIC, unless REPUBLIC provides a complete and valid sales and use tax exemption certificate.

B.

Reimbursement/Refund. If payment of any such Taxes is made by CFM (or the applicable affiliated company), REPUBLIC will reimburse CFM (or the applicable affiliated company) upon demand, such reimbursement including, inter alia, penalties and interest for failure to timely pay such Taxes, other than to the extent such penalty and interest arise as a result of CFM’s negligence or willful misconduct, levied against CFM (or the applicable affiliated company). REPUBLIC and CFM will use all reasonable efforts to obtain a refund thereof. If all or any part of any such taxes is refunded to CFM, CFM (or the applicable affiliated company) will repay to REPUBLIC such part thereof as CFM (or the applicable affiliated company) was refunded.

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C.

Withholdings. All payments by REPUBLIC to CFM (or the applicable affiliated company) under this Agreement will be free of all withholdings for Taxes except to the extent otherwise required by law, and if any such withholding for Taxes is so required, REPUBLIC will pay an additional amount such that after the deduction of all amounts required to be withheld, the net amount received by CFM (or the applicable affiliated company) will equal the amount that CFM (or the applicable affiliated company) would have received if such withholding had not been required. If the aforementioned mechanism contradicts the law of U.S., the Parties shall amend this Agreement in order to increase the respective prices and amounts provided for by this Agreement so that the initial prices and amounts are preserved.

D.

The Parties shall use their reasonable best efforts to avoid or minimize the imposition of Taxes on the sale of Products and payments under this Agreement and to transfer the Products from a jurisdiction that provides a commercially reasonable mechanism for obtaining an exemption from sales and use and any similar Taxes. In the event of a change in law that could reasonably be expected to result in Airline becoming liable for Taxes under the terms of this Agreement, the parties will negotiate in good faith to restructure the terms of this Agreement, including the location from which Delivery of the Products is made, in order to eliminate or minimize such Taxes.

ARTICLE 7 – WARRANTY AND PRODUCT SUPPORT PLAN

Applicable warranties are set forth in Exhibit A relating to all Engines or Parts, including Expendable Parts, either purchased by Airline directly from CFM or installed on Airline’s Aircraft as original equipment. Product support activities are set forth in Exhibit B.

ARTICLE 8 – DELAY

CFM shall not be liable or in breach of its obligations under this Agreement to the extent performance of such obligations is delayed or prevented, directly or indirectly, by ***** (each an “***** Delay”). The delivery or performance date shall be extended for a period equal to the time lost by reason of delay, including time to overcome the effect of the delay. CFM shall use reasonable efforts to continue performance whenever such causes are removed. In the event an excusable delay continues for a period of ***** or more beyond the scheduled delivery or performance date, Airline or CFM may, upon ***** written notice to the other, cancel the part of this Agreement so delayed, and CFM shall return to Airline all payments relative to the canceled part of this Agreement. If delivery or performance is delayed due to an Excusable Delay not caused by Airline, CFM and Airline shall each bear one half of any escalation changes applicable to the period of delay.

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If CFM fails to deliver any Engine when scheduled (whether to airframe manufacturer for installation on an Aircraft or directly to Airline) for any reason other than an Excusable Delay, (i) CFM shall pay to Airline with respect to such Engine, as liquidated damages and not as a penalty, ***** per day from the tenth day after the scheduled delivery month or quarter until the actual date of delivery or, if earlier, the termination by Airline of its order for such Engine, not to exceed *****, (ii) the price payable by Airline for such Spare Engine shall not be escalated beyond the scheduled delivery month or quarter and (iii) if such delay is more than ***** after the scheduled delivery month or quarter, Airline shall have the right to terminate its order for such Engine on ***** written notice to CFM, in which case CFM shall promptly return to Airline any predelivery payments made by Airline with respect to such Engine. Any amounts CFM pays to Airbus as a result of such late delivery shall be deducted from any amount CFM would be liable for hereunder.

ARTICLE 9 – PATENTS

A.

CFM shall indemnify Airline from and against any damages, costs, expenses and liabilities insofar as based on a claim that any Product furnished under this Agreement, without any alteration or further combination, constitutes an infringement of any patent of the United States or France or of any patent of any other country that is signatory to Article 27 of the Convention on International Civil Aviation signed by the United States at Chicago on December 7, 1944, in which Airline is authorized to operate or in which another airline pursuant to lawful interchange, lease or similar arrangement, operates aircraft of Airline.

B.

Airline shall promptly notify CFM in writing and give CFM authority, information and assistance ***** for the defense of any suit or proceeding. In case such Product is held in such suit or proceeding to constitute infringement and the use of said Product is enjoined, CFM shall, *****.

C.

The remedies described in Paragraphs (A) and (B) above do not apply to any Product or Part (1) not purchased by Airline from CFM (except for Products or Parts installed as original equipment on aircraft owned, leased or operated by Airline); (2) that was changed, modified, or not used for its intended purpose; or (3) that was manufactured by CFM to Airline’s unique specifications or directions.

The obligations recited in this Article shall constitute the sole and exclusive liability of CFM for actual or alleged patent infringement.

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ARTICLE 10 – DATA

A.

All Data is proprietary to and shall remain the property of CFM. All Data is provided to or disclosed to Airline in confidence, and shall neither (1) be used by Airline or be furnished by Airline to any other person, firm or corporation for the design or manufacture or repair of any products, articles, compositions of matter, or processes, nor (2) be permitted out of Airline’s possession, or divulged to any other person, firm or corporation, nor (3) be used in the creation, manufacture, development, or derivation of any repairs, modifications, spare parts, designs or configuration changes, or to obtain FAA or any other government or regulatory approval of any of the foregoing. In the event Airline is required to disclose Data by law or court order, Airline shall notify CFM in advance of such disclosure or filing, to the extent reasonably practicable, and shall cooperate fully with CFM in seeking confidential treatment of such Data. Data shall not be used for the maintenance, repair, or assessment of continued airworthiness of any products not supplied or covered under this Agreement. If CFM’s written consent is given for reproduction in whole or in part, any existing notice or legend shall appear in any such reproduction. Nothing in this Agreement shall preclude Airline from using such Data for the modification, overhaul, or maintenance work performed by Airline on CFM Products purchased by Airline; except that all repairs or repair processes that are not disclosed in the Engine manuals (including, but not limited to, high technology repairs) will be the subject of a separate license and substantiated repair agreement between CFM and Airline.

B.

CFM warrants that it either owns or will secure the right for Airline to use, as set forth in this Paragraph, software delivered as part of an Engine by CFM to Airline under this Agreement. CFM agrees to provide to Airline, as part of the delivered Engines, a copy of all software, in machine readable (object code) format, necessary solely for the operation of Engines provided under this Agreement. CFM will provide to Airline and Airline agrees to accept and execute all commercially reasonable license agreements, if any, that are required to memorialize such rights to use such software. Airline agrees that it shall have no rights to sublicense, decompile or modify any software provided by CFM without the prior express written consent of the owner of such software. Airline shall be solely responsible for negotiating any licenses necessary to secure for Airline any additional rights in any software.

ARTICLE 11 – LIMITATION OF LIABILITY

The liability of CFM to Airline *****. THE WARRANTIES AND GUARANTEES SET FORTH IN EXHIBIT A AND ANY APPLICABLE LETTER AGREEMENTS ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES AND GUARANTEES WHETHER WRITTEN, STATUTORY, ORAL, OR IMPLIED (INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

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For the purpose of this Article, the term “CFM” shall be deemed to include CFM, GE, SNECMA, and CFM’s subsidiaries, assigns, subcontractors, suppliers, and the respective directors, officers, employees, and agents of each.

ARTICLE 12 – GOVERNMENT AUTHORIZATION, EXPORT SHIPMENT

Airline shall be responsible for obtaining any required licenses or any other required governmental authorization and shall be responsible for complying with all U.S. government licensing and reporting requirements, in each case applicable under U.S. law to the ownership or use of any Product by Airline.

ARTICLE 13 – PERSONAL DATA PROTECTION

A.

“Personal Data” is any information relating to an identified or identifiable natural person or to any legal entity if such legal entity is subject to data protection legislation in their country of incorporation (“Data Subject”).

B.

Airline and CFM each agree that any Personal Data obtained from the other Party will be deemed “Data” of the other Party as defined in this Agreement whether or not the Personal Data is publicly available.

C.

Airline and CFM each represent that in providing Personal Data to one another they will comply with all applicable laws and regulations, including but not limited to providing notices to or obtaining consents from the Data Subjects when required.

D.

Steps shall be taken to implement and maintain physical, technical and organizational measures to ensure the security and confidentiality of Personal Data in order to prevent accidental, unauthorized or unlawful access, use, modification, disclosure, loss or destruction of Personal Data. The security measures taken shall be in compliance with applicable data protection laws and shall be adapted to the risks represented by the processing and the nature of the personal data to be collected and/or stored.

ARTICLE 14 – NOTICES

Any notices under this Agreement shall become effective upon receipt and shall be in writing and be delivered or sent by mail, courier service, personal service or fax to the respective Parties at the following addresses, which may be changed by written notice:

If to:	Republic Airways Holdings Inc. 8909 Purdue Road, Suite 300 Indianapolis, Indiana 46268	If to:	CFM International, Inc. One Neumann Way, M.D. Cincinnati, Ohio 45215-1988 USA
Attn:	President Facsimile Number: 317-484-6060 Telephone Number: 317-484-6000	Attn:	Customer Support Manager Facsimile Number: Telephone Number:

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Notice sent by the U.S. mail, postage prepaid, shall be deemed received within ***** after deposit.

ARTICLE 15 – MISCELLANEOUS

A.

Assignment of Agreement. This Agreement may not be assigned, in whole or in part, by either Party without the prior written consent of the other Party; except, that, Airline’s consent shall not be required for substitution of any other company jointly owned by GE and SNECMA in place of CFM as the contracting party and the recipient of any or all payments, and/or for the assignment of CFM’s rights to receive payments from Airline to CFM’s suppliers.

(1)

Notwithstanding anything to the contrary set forth herein, Airline shall have the right to assign any of its rights or obligations under this Agreement to any of its affiliated companies and Airline will not be released from its obligations without consent from CFM. Also, Airline will have the right to assign this Agreement and Airline will be released from its obligations in any sale of substantially all assets, as long as the successor assumes all obligations under this Agreement and have a consolidated net worth no less than Airline’s consolidated net worth immediately prior to such assignment and such successor is not (i) a person or company to whom it is illegal for CFM to sell products or services to or is prohibited by regulation or law from doing business with, (ii) an engine manufacturer or service provider or an entity controlled by an engine manufacturer or service provider, or (iii) any person or company that CFM, acting reasonably, and without unreasonable delay, notifies Airline that such person or company is one with which CFM objects to on the basis of compliance policies to doing business with, or is insolvent or is in bankruptcy or is an affiliate of any such persons or companies. Also Airline will have the right to maintain this Agreement under a lease, or financing to a third party operator of the installed Engines or Spare Engines, as long as Airline is financially responsible for all obligations under the definitive agreements and the financial terms are not disclosed to such party.

(2)

Notwithstanding anything to the contrary set forth herein, Airline shall have the right to assign Airline’s rights, liabilities and obligations under this Agreement to Frontier Airlines, Inc. (“Frontier”) or the buyer referred to in clause (b) below, in which case Airline shall have no further rights, obligations or liabilities under this Agreement if the following conditions are satisfied:

(a)

Any transaction occurs in which Airline ceases to be the beneficial owner of more than 50% of Frontier’s outstanding Common Shares, if Frontier executes an assumption agreement reasonably satisfactory to CFM of the obligations of Airline under this Agreement and immediately after giving effect to such transaction, the credit quality of Frontier (or that of Frontier and a new guarantor combined) is the same as or better than that of Frontier and Airline combined immediately prior to the transaction, as measured by reasonable tests that will include unrestricted cash levels and tangible net worth; or

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(b)

A transfer occurs of all or substantially all of the assets of Frontier to a single buyer if, the buyer executes an assumption reasonably satisfactory to CFM of the obligations of Airline under this Agreement and immediately after giving effect to such transaction, the credit quality of the buyer (or of the buyer and a new guarantor combined) is the same as or better than that of Frontier and Airline combined immediately prior to the sale, as measured by reasonable tests that will include unrestricted cash levels and tangible net worth.

(c)	To the extent a guarantor is necessary to satisfy the foregoing conditions, such guarantor must also guarantee the obligations and liabilities of Frontier under this Agreement.

(d)

No entity having Control (as defined below) of Frontier, nor the buyer of the assets of Frontier, nor the guarantor is a company that is (1) engaged in the business of leasing of aircraft or spare engines; (2) a person to whom it is illegal for CFM to sell products or services or a party with which CFM is prohibited by applicable law or regulation, including without limitation, the United States Patriot Act, from doing business; (3) an airframe manufacturer or an engine manufacturer, or an entity directly or indirectly controlled by an airframe manufacturer or an engine manufacturer; (4) any person that CFM, acting reasonably and without unreasonable delay, notifies Frontier is a person with which CFM objects to doing business; or (5) insolvent or in bankruptcy or (6) an affiliate of any such persons. (Control means the possession, direct or indirect of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise); and

(e)

There is no event of default or material default and, in any case, there is no termination event or event that, with the giving of notice, the lapse of time, or both, would become a termination event under this Agreement; and

(f)	The assignment referred to in this paragraph (2) will be available on only one occasion.

B.

Applicable Law; Venue. All aspects of this Agreement and the obligations arising hereunder will be governed in accordance with the law of the State of New York, U.S.A.; except, that New York conflict of law rules will not apply if the result would be the application of the laws of another jurisdiction. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

C.

Entire Agreement; Modification. This Agreement contains the entire and only agreement between the Parties, and it supersedes all pre-existing agreements between such Parties, respecting the subject matter hereof; and any representation, promise or condition in connection therewith not incorporated herein shall not be binding upon either Party. No modification or termination of this Agreement or any of the provisions herein contained shall be binding upon the Party against whom enforcement of such modification or termination is sought, unless it is made in writing and signed on behalf of CFM and Airline by duly authorized executives.

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GENERAL TERMS AGREEMENT NO. CFM-1-2576101711

D.

Confidentiality of Information. This Agreement and letter agreements contain information specifically for Airline and CFM, and nothing herein contained shall be divulged by Airline or CFM to any third person, firm or corporation, without the prior written consent of the other Parties, which consent shall not be unreasonably withheld; except (i) that Airline’s consent shall not be required for disclosure by CFM of this Agreement and letter agreements, and related information given by Airline to CFM, to an Engine program supplier, joint venture participant, engineering service provider or consultant to CFM to the extent necessary to enable CFM to perform its obligations under this Agreement or letter agreements or to build the Engine so long as such other person agrees to maintain the confidentiality thereof on the same basis as this paragraph D; (ii) to the extent required by Government agencies, by law, or to enforce this Agreement; (iii) to the extent necessary for disclosure to the Parties’ respective insurers, accountants, lawyers or other professional advisors who must likewise agree to be bound by the provisions of this paragraph D; and (iv) the Engine Warranties (as defined in Exhibit A) may be disclosed to potential financing parties for Aircraft or Engines. In the event (i) or (iii) occur, suitable restrictive legends limiting further disclosure shall be applied. In the event the Agreement, or other CFM information or data is required to be disclosed or filed by government agencies by law, or by court order, Airline shall notify CFM in advance of such disclosure or filing, to the extent reasonably practicable, and shall cooperate fully with CFM in seeking confidential treatment of sensitive terms of the Agreement or such information and data.

E.

Duration of Agreement. This Agreement shall remain in full force and effect until (i) the occurrence of a material breach of the obligations set forth in Article 10, or (ii) Airline ceases to operate at least one (1) aircraft powered by Products set forth herein. Nothing herein shall affect the rights and obligations and limitations set forth in this Agreement as to Products ordered for delivery and work performed prior to termination of this Agreement.

F.

Survival Of Certain Clauses. The rights and obligations of the Parties under the following Articles and related Exhibits shall survive the expiration, termination, completion or cancellation of this Agreement:

Payment for Products

Taxes and Duties

Patents

Data

Limitation of Liability

Governmental Authorization, Export Shipment

Miscellaneous

G.	Language. This Agreement, orders, Data, notices, shipping invoices, correspondence and other writings furnished hereunder shall be in the English language.

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H.

Severability. The invalidity or un-enforceability of any part of this Agreement, or the invalidity of its application to a specific situation or circumstance, shall not effect the validity of the remainder of this Agreement, or its application to other situations or circumstances. In addition, if a part of this Agreement becomes invalid, the Parties will endeavor in good faith to reach agreement on a replacement provision that will reflect, as nearly as possible, the intent of the original provision.

I.

Waiver. The waiver by any Party of any provision, condition, or requirement of this Agreement, shall not constitute a waiver of any subsequent obligation to comply with such provision, condition, or requirement.

J.

Dispute Resolution. If any dispute arises relating to this Agreement, the Parties will endeavor to resolve the dispute amicably, including by designating senior managers who will meet and use commercially reasonable efforts to resolve any such dispute. If the Parties’ senior managers do not resolve the dispute within ***** of first written request, either party may request that the dispute be settled and finally determined by binding arbitration, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in New York, New York, by one or more arbitrators appointed in accordance with the AAA Rules. The arbitrator(s) will have no authority to award punitive damages, attorney’s fees and related costs or any other damages not measured by the prevailing party’s actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of the Agreement and applicable law. The award of the arbitrator(s) will be final, binding and non-appealable, and judgment may be entered thereon in any court of competent jurisdiction. All statements made or materials produced in connection with this dispute resolution process and arbitration are confidential and will not be disclosed to any third party except as required by law or subpoena. The Parties intend that the dispute resolution process set forth in this Article will be their exclusive remedy for any dispute arising under or relating to this Agreement or its subject matter. Either party may at any time, without inconsistency with this Article, seek from a court of competent jurisdiction any equitable, interim, or provisional relief to avoid irreparable harm or injury. This Article will not apply to and will not bar litigation regarding claims related to a party’s proprietary or intellectual property rights, nor will this Article be construed to modify or displace the ability of the Parties to effectuate any termination contemplated in this Agreement.

K.

Waiver of Immunity. With respect to any Airline who is incorporated or based outside the United States, to the extent that such Airline or any of its property becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding of any nature, Airline hereby irrevocably waives the application of such immunity and particularly, the U.S. Foreign Sovereign Immunities Act, 28 U.S.C. 1602, et. seq., insofar as such immunity relates to Airline’s rights and obligations in connection with this Agreement.

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L.	Electronic Transactions.

(i)

CFM may grant Airline access to and use of the Customer Web Center (“CWC”) and/or other CFM Web sites (collectively, “CFM Sites”). Airline agrees that such access and use shall be governed by the applicable CFM Site Terms and Conditions generally applicable to CFM’s customers, provided, however, that in the event of a conflict with the provisions of this Agreement, this Agreement shall govern.

(ii)

CFM may permit Airline to place purchase orders for certain Products on the CFM Sites by various electronic methods (“Electronic POs”). The Parties agree that such Electronic POs a) constitute legally valid, binding agreements; b) have the same force and effect as purchase orders placed in paper format signed by Airline in ink; and c) are subject to the terms and conditions hereof.

(iii)

CFM may permit Airline to access certain technical Data through the CWC, including, but not limited to CFM technical publications under the terms and conditions of this Agreement. Airline shall be responsible for contacting its FAA representative or the relevant local airworthiness authority for guidelines on the use of such electronic technical data.

(iv)

Airline represents and warrants that any employee or representative who places Electronic POs or accesses Data through the CWC is authorized by Airline to do so and has obtained a login name(s) and password(s) through the CFM Site registration process. CFM shall be entitled to rely on the validity of a login name or password unless notified otherwise in writing by Airline.

M.

Termination. Airline may elect, by written notice to CFM, to terminate this Agreement including all Letter Agreements hereto, and the Rate Per Hour Flight Agreement and the Time and Material Agreement, each dated as of the date hereof between Airline and CFM, if: i) Airline or Frontier Airlines (“Frontier”) files a petition under Chapter 7 or 11 of Title 11 of the United States Code to commence a bankruptcy case or ii) a Change of Control (as hereinafter defined) of Airline or Frontier occurs prior to the earlier of a) the date ***** after signature of this Agreement and b) the date ***** prior to the first day of the scheduled delivery quarter of the first firm A320 NEO Aircraft (as set forth in Letter Agreement No. 1 hereto). If Airline elects a termination pursuant to the preceding sentence between *****, Airline shall pay to CFM ***** or ***** if such termination is after *****, or ***** if such termination is after *****, as liquidated damages and not as a penalty, and in such case CFM agrees to waive its rights against Airline to additional claims under this Agreement including all Letter Agreements hereto and the Rate Per Hour Flight Agreement and the Time and Material Agreement except (A) customary recovery of credits previously provided by CFM to Airline, and (B) with respect to any unpaid invoices issued to Airline or Frontier prior to such date relating to goods and services provided by CFM. The above stated termination charges do not apply after ***** and CFM shall be entitled to any remedies set forth in the respective agreements. “Change of Control” shall mean, with respect to Airline or Frontier, a transaction in which Southwest Airlines, Allegiant Travel Company or United Air Lines, Inc. (and/or any of their respective affiliates) becomes the beneficial owner of more than 50% of the outstanding shares normally entitled to vote in the election of directors of such company (such shares being “Common Shares”) or of all or substantially all of the assets of such company.

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N.

Counterparts: This Agreement may be signed by the Parties in separate counterparts, and any single counterpart or set of counterparts, when signed and delivered to the other Parties shall together constitute one and the same document and be an original Agreement for all purposes.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and the year first above written.

REPUBLIC AIRWAYS HOLDINGS INC.		CFM INTERNATIONAL INC.

By:	/s/ Lars-Erik Arnell	By:	/s/ John C. Mericle

Typed Name:	Lars-Erik Arnell	Typed Name:	John C. Mericle

Title:	Senior Vice President	Title:	Chief Financial Officer

Date:	[Undated]	Date:	October 25, 2011

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EXHIBIT A

ENGINE WARRANTY PLAN

SECTION I– WARRANTIES

A.	New Engine Warranty

1. CFM warrants each new Engine and Module against Failure for the initial ***** Engine Flight Hours (“EFH”) as follows:

a	*****

b	*****

c	*****

2. As an alternative to the above allowances, CFM shall upon request of Airline:

a Arrange to have Failed Engines and Modules repaired per the terms of Paragraph 1 above, at a facility designated by CFM.

B.	New Parts Warranty

In addition to the warranty granted for new Engines and Modules, CFM warrants Parts and Expendable Parts as follows:

1.	*****

2.	*****

C.	Ultimate Life Warranty

1.	CFM warrants Ultimate Life limits on the following Parts:

a.	*****

b.	*****

c.	*****

d.	*****

e.	*****

f.	*****

g.	*****

h.	*****

i.	*****

j.	*****

2.	*****

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D.	Campaign Change Warranty

1. A campaign change will be declared by CFM when a new Part or Expendable Part design introduction, Part or Expendable Part modification, Part or Expendable Part inspection, or premature replacement of an Engine or Module is required by a time compliance CFM Service Bulletin implementing an Airworthiness Directive. CFM will grant the following Parts Credit Allowances:

(i)	*****

(ii)	*****

2. Labor Allowance – CFM will grant ***** Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM-supplied Engines, Modules, Parts or Expendable Parts therefor when such action is required to comply with a mandatory time compliance CFM Service Bulletin implementing an Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

3. Life controlled Parts which are set forth in the Ultimate Life Warranty and which are retired by Ultimate Life limits including FAA and/or Airworthiness Directive, are excluded from Campaign Change Warranty.

E.	Warranty Pass-On

If requested by Airline and consented to by CFM in writing, which consent will not be unreasonably withheld, CFM will permit assignment of the warranty support for Engines sold by Airline to commercial Airline operators, or to other aircraft operators. Such warranty support will be limited to Engines or Parts which were purchased under this Agreement or to initially installed Engines purchased by Airline from the Aircraft manufacturer and apply to the unexpired portion of the *****, and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to the Engine Warranties.

CFM’s consent shall not be required for the assignment by Airline to one or more financing institutions of Airline’s rights to the Engine Warranties, each such assignment made in respect to Airline’s initial financing of one or more new Aircraft or spare Engine(s), as the case may be. In exercising any rights under such Engine Warranties, such assignee shall be conclusively deemed to have accepted the applicable terms and conditions of this GTA, including the limitations, applicable to the Engine Warranties. The exercise by such assignee of any rights to the Engine Warranties shall not release Airline from any of its duties or obligations to CFM under this GTA except to the extent of actual performance by the assignee. CFM’s liability to either or both Airline and its assignee shall not be increased, duplicated or multiplied in any way by reason of such assignment. Airline shall provide the assignee an extracted copy of the terms and conditions of this GTA

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(including a copy of this paragraph) applicable to the Engines Warranties. CFM’s consent to the assignment under the foregoing terms shall be deemed fulfilled, without further action by the CFM, upon receipt by CFM of Airline’s written notice identifying the assignee of the Engine Warranties.

F.	Vendor Back-Up Warranty

1. CFM controls and accessories vendors provide a warranty on their products used on CFM Engines. This warranty applies to controls and accessories sold to CFM for delivery on installed or spare Engines and controls and accessories sold by the vendor to Airline on a direct purchase basis. In the event the controls and accessories suffer a failure during the vendor’s warranty period, Airline will submit a claim directly to the vendor in accordance with the terms and conditions of the vendor’s warranty.

2. In the event a controls and accessories vendor fails to provide a warranty at least as favorable as the CFM New Engine Warranty (for complete controls and accessories) or New Parts Warranty (for components thereof), or if provided, rejects a proper claim from Airline, CFM will intercede on behalf of Airline to resolve the claim with the vendor. In the event CFM is unable to resolve a proper claim with the vendor, CFM will honor a claim from Airline under the provisions and subject to the limitations of CFM’s New Engine or New Parts Warranty, as applicable. Settlements under Vendor Back-Up Warranty will exclude credits for resultant damage to or from controls and accessories procured directly by Airline from vendors.

G.	Vendor Interface Warranty

Should any control or accessory, for which CFM is responsible, develop a problem due to its environment or interface with other controls and accessories or with an Engine, Module or equipment supplied by the aircraft manufacturer, CFM will be responsible for initiating corrective action. If the vendor disclaims warranty responsibility for parts requiring replacement, CFM will apply the provisions of its New Parts Warranty to such part whether it was purchased originally from CFM or directly from the vendor.

H.

THE WARRANTIES SET FORTH HEREIN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN, STATUTORY, ORAL, OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

SECTION II – GENERAL CONDITIONS

A.	Airline will maintain adequate operational and maintenance records with respect to Engines and Spare Parts and make these available for CFM inspection.

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B.	CFM will deny a claim under any of the Warranty provisions, and the Warranty provisions will not apply if it has been reasonably determined by CFM that:

(1)	such claim resulted from the subject Engine, Module or any Parts thereof:

•	Not being properly installed or maintained; or

•	Being operated contrary to applicable CFM recommendations as contained in its Manuals, Bulletins, or other written instructions; or

•	Being repaired or altered in such a way as to impair its safety of operation or efficiency; or

•	Being subjected to misuse, neglect or accident; or

•	Being subjected to Foreign Object Damage; or

•	Being subjected to any other defect or cause (whether sole or contributory) not within the control of CFM; or

•	Not incorporating all service bulletins related to the cause or failure.

C.

*****. For the purpose of this Section II, the term “CFM” shall be deemed to include CFM, GE, SNECMA, and CFM’s subsidiaries, assigns, subcontractors, suppliers, Product co-producers, and the respective directors, officers, employees, and agents of each. If Airline uses non-CFM Parts or non-CFM approved repairs and such parts or repairs cause personal injury, death or property damage to third parties, Airline shall indemnify and hold harmless CFM from all claims and liabilities connected therewith. *****. These indemnifications shall survive termination of this Agreement.

D.

Airline shall apprise CFM of any Failure within ***** after the discovery of such Failure. Any Part for which a Parts Credit Allowance is requested by Airline shall be returned to CFM upon specific request by CFM and must be accompanied by sufficient information to identify the Part and the reason for its return. In such event, upon return to CFM, such Part shall become the property of CFM unless CFM directs otherwise. Transportation expenses shall be borne by CFM.

E.

The warranty applicable to a replacement Part provided under the terms of the New Engine Warranty or New Parts Warranty shall be the same as the warranty on the original Part. The unexpired portion of the applicable warranty will apply to Parts repaired under the terms of such warranty.

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F.	Airline will cooperate with CFM in the development of Engine operating practices, repair procedures, and the like with the objective of improving Engine operating costs.

G.

If compensation becomes available to Airline under more than one warranty or other Engine program consideration, Airline will not receive duplicate compensation but will receive the compensation most beneficial to Airline under a single warranty or other program consideration.

H.	Any repair which is performed without the prior authorization of CFM will not be covered by the applicable warranty.

I.	Transportation to and from repair facilities shall be paid by Airline, except as provided in Section D above.

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ATTACHMENT I

CFM56 WARRANTY PARTS LIST

ENGINE FLIGHT HOURS
	2000	3000	4000	6000	8000	12000
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*****		*****

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EXHIBIT B

PRODUCT SUPPORT PLAN

SECTION I– SPARE PARTS PROVISIONING

A.	Provisioning Data

In connection with Airline’s initial provisioning of Spare Parts, CFM shall furnish Airline with data in accordance with ATA Specification 2000 using a revision mutually agreed to in writing by CFM and Airline.

B.	Return Of Parts

Airline shall have the right to return to CFM, at CFM’s expense, any new or unused Spare Part which has been shipped in excess of the quantity ordered or which is not the part number ordered or which is in a discrepant condition except for damage in transit.

C.	Parts Buy-Back

Within the first ***** after delivery of the first Aircraft to Airline, CFM will agree (i) to repurchase at the invoiced price, any initially provisioned Spare Parts purchased from CFM that CFM recommended that Airline purchase, in the event Airline finds such Spare Parts to be surplus to Airline’s needs; or (ii) to exchange with Airline the equivalent value thereof in other Spare Parts. Such Spare Parts must be new and unused, in original CFM packaging, and shall meet CFM inspection requirements. Spare Parts that become surplus to Airline’s needs by reason of Airline’s decision to upgrade or dispose of Products are excluded from this provision. Airline will deliver such Spare Parts DDP (Incoterms 2010, whereby Airline acts as “Seller” and CFM as “Buyer”), to CFM’s facility in the United States, and CFM shall reimburse Airline the reasonable shipping costs incurred for the returned Spare Parts.

D.	Parts of Modified Design

1. CFM shall have the right to make modifications to design or changes in the Spare Parts sold to Airline hereunder.

2. CFM will from time to time inform Airline in accordance with the means set forth in ATA Specification 2000, when such Spare Parts of modified design become available for shipment hereunder.

3. Spare Parts of the modified design will be supplied unless Airline advises CFM in writing of its contrary desire within ***** of the issuance of the Service Bulletin specifying the change to the modified Spare Parts. In such event, CFM shall agree to provide to Airline a continued supply of Spare Parts of the pre-modified design at a rate of delivery and price to be agreed upon by CFM and Airline, acting on a commercially reasonable basis.

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E.	Spare Parts Availability

1. CFM will ship reasonable quantities (defined as ***** normal usage) of Spare Parts which are included in CFM’s Spare Parts Catalog within a ***** lead time following receipt of a purchase order from Airline.

Spare Parts and other Products for which lead time has not been quoted will be shipped as quoted by CFM.

2. CFM will maintain a stock of Spare Parts to cover Airline’s emergency needs. For purposes of this Paragraph, emergency is understood by CFM and Airline to mean the occurrence of any one of the following conditions:

AOG -	Aircraft on Ground
Critical -	Imminent AOG or Work Stoppage
Expedite -	Less than Normal Lead Time

3. Airline will order Spare Parts according to lead-time but should Airline’s Spare Parts requirements arise as a result of an emergency, Airline can draw such spare Parts from CFM’s stock. A 24-hour Customer Response Center is available to Airline for this purpose. If an emergency does exist, CFM will use its best efforts to ship required Spare Part(s) within the time period set forth below following receipt of an acceptable purchase order from Airline:

AOG -	*****
Critical -	*****
Expedite -	*****

4. Airline shall provide CFM with Spare Parts provisioning forecasts, updated at least quarterly, specifying projected requirements to cover at least the following ***** period. Airline agrees to promptly notify CFM in the event the Airline will not achieve such projected requirements. If Airline does not supply such forecast provisioning then CFM may modify the Spare Part lead-time currently defined in the Spare Parts Catalog.

SECTION II – TECHNICAL PUBLICATIONS AND DATA

CFM will furnish, at no additional charge, technical manuals, including revisions thereof, to Airline. Technical manuals shall be furnished by CFM to Airline in mutually agreed upon quantities. All technical manuals provided by CFM shall be in the English language and in accordance with mutually agreed upon provisions of the ATA Specification.

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SECTION III – TECHNICAL TRAINING

A.	Introduction

CFM shall make technical training available to Airline, at CFM’s designated facilities in the United States. Details on scope, quantity, materials, and planning beyond those set forth below shall be as mutually agreed.

B.	Scope

The training furnished under this Agreement shall be as follows:

•	Product – as previously defined in this Agreement.

•	*****

•	Courses – detailed in CFM training catalog.

* Student-Days = the number of students multiplied by the number of class days

The Customer Support Manager, in conjunction with appropriate CFM Training representatives, will be available to conduct a review session with Airline to schedule required training. To assure training availability, such review shall be conducted ***** prior to the delivery date of the first Aircraft.

C.	Training Location

Unless arranged otherwise with CFM concurrence, training shall be provided by CFM in English at one or more of the CFM designated facilities in the U.S. identified in the training catalog.

If an alternate site is desired, CFM will furnish a quotation with following minimum conditions that must be met in order to deliver “equivalent” training at the alternate site.

1.	Airline will be responsible for *****.

2.	Airline will *****.

3.	Airline will *****.

D.	Airline Responsibility

•	During engine maintenance training at any of the CFM designated facilities, Airline shall be responsible for *****

*****.

E.	Training on Vendor-Furnished Products

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As an integral part of CFM maintenance training, CFM also provides the following *****

•	*****

If Airline requires additional maintenance training on any vendor-furnished products, Airline shall schedule such training directly with the vendor.

SECTION IV – CUSTOMER SUPPORT AND SERVICE

A.	Customer Support Manager

CFM shall assign to Airline *****, a Customer Support Manager located at CFM’s factory to provide and coordinate appropriate liaison between the Airline and CFM’s factory personnel.

B.	Field Support

CFM shall make available to Airline on an as-required basis, *****, field service representation at Airline’s facility. CFM will provide the level of representation required to ensure that CFM is able to expeditiously and accurately deliver data that is required to resolve technical issues.

CFM will also assist with the introduction of new aircraft/Engines into Airline’s fleet, resolution of unscheduled maintenance actions, product scrap approval, and rapid communication between Airline’s maintenance base and CFM’s factory personnel. Throughout the operation of these Engines, the Customer Support Center (“CSC”) and the Customer Web Center (“CWC”) will augment support at no additional charge to Airline.

SECTION V – ENGINEERING SUPPORT

CFM shall make factory based engineering support available, *****, to Airline, for typical powerplant issues.

SECTION VI – PERFORMANCE TREND MONITORING

CFM will also provide *****.

SECTION VII – GENERAL CONDITIONS – PRODUCT SUPPORT PLAN

A.

All support provided by CFM above, is provided to Airline exclusively for the maintenance and overhaul by Airline of Airline’s Products provided that such Products are operated in the original Engine configuration, or in a modified Engine configuration which does not, directly or indirectly, affect such Products or in an Engine configuration that has been approved by CFM. The support provided herein may not be utilized for any other purpose, or assigned

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or otherwise transferred to any third party, without the written consent of CFM, which consent may be exercised by CFM in its sole discretion. Technical support for shops offering engine maintenance and overhaul services to third party customers is available from CFM directly.

B.	Airline will maintain adequate operational and maintenance records with respect to Engines and Spare Parts and make these available for CFM inspection.

C.	This Product Support Plan is subject to the provisions the Article titled “Limitation of Liability” of the Agreement to which this Exhibit B is attached.

D.	Airline will cooperate with CFM in the development of Engine operating practices, repair procedures, and the like with the objective of improving Engine operating costs.

E.

Except as provided in the Warranty Pass-On provisions in Section I, Paragraph E of Exhibit A of the Agreement to which this Exhibit B is attached, this Product Support Plan applies only to the original purchaser of the Engine except that installed Engines supplied to Airline through the aircraft manufacturer shall be considered as original Airline purchases covered by this Product Support Plan.

F.

Airline hereby agrees that Engines will be enrolled in CFM’s TRUEngineTM program, *****, and will be eligible for unique TRUEngine benefits, under terms set forth in a separate TRUEngine Letter Agreement as may be further agreed by the Parties.

•	The TRUEngine program identifies an engine that the Airline has declared as having been maintained per CFM recommendations as defined in the documents specified in TRUEngine Letter Agreement.

•	The TRUEngine program is granted on an individual engine basis (ESN).

•

Upon the occurrence of shop-level maintenance, Airline is required to submit updated engine maintenance documentation per terms of TRUEngine Letter Agreement to verify continued engine qualification in the TRUEngine program.

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EXHIBIT C

PAYMENT TERMS

SECTION I

A.	Airline shall make payment in United States Dollars and in immediately available funds. Payment will be effective upon receipt thereof.

•	For Spare Engines and Modules:

•	***** prior to a scheduled delivery date, CFM shall render to Airline an invoice for ***** of the base price (unescalated) which Airline shall pay within ***** of the date of the invoice; and

•	Payment of the balance, including amount for price escalation to the month of scheduled delivery, if any, shall be made at *****.

•

Solely for administrative purposes (including shipping, export and taxation requirements), Airline shall have the right to place, and CFM shall have the right to require, a purchase order reflecting the Airline commitment to purchase a Spare Engine or Module as contained in the applicable Letter Agreement. For avoidance of doubt, placement of such purchase order shall not affect the payment obligation of Airline specified above, or the shipment obligation of CFM as set forth in the applicable Letter Agreement.

•	For special tools and test equipment, payment of the selling price shall be made *****.

•	For Spare Parts including Expendable Parts, payment shall be made at time of delivery.

B.	All payments (including payment details) hereunder shall be transmitted electronically to CFM’s bank account in the U.S. as notified by CFM on its invoices.

C.	If delivery hereunder is delayed by Airline, payment shall be made based on the delivery schedule set forth in the applicable Letter Agreement.

D.	CFM may establish different payment terms in the event Airline consistently fails to make payment according to the terms set forth above.

E.	In the event that the Airline has a bona fide dispute regarding any part or amount contained within an invoice, Airline shall within ***** of receipt of

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the invoice give written notice to CFM of that portion of the invoice in dispute, with their substantiated reasons, together with any supporting documentation. CFM and Airline shall use their respective best endeavours and allocate sufficient resources to settle any part of an invoice disputed by Customer within ***** or as soon as possible thereafter. Should the Parties fail to reach resolution of any disputed invoice within such period, the disputed invoice shall be resolved by designating senior managers to resolve the dispute in accordance with Article 15.J. On resolution of the dispute CFM shall credit Airline or Airline shall be pay to CFM, as applicable, the disputed portion of the invoice within *****.

Airline shall be required to pay the undisputed portion of any invoice in accordance with the payment terms set forth above. Provided that Airline complies with these requirements, no late payment charges, as set forth in paragraph F below, shall be levied on the disputed amount, for the time that such amount is disputed by the Parties.

F.

If Airline fails to make any of the foregoing payments when due, Airline will also pay to CFM, without prejudice to any other rights available to CFM under this Agreement, interest on any late payment, calculated from the payment due date to the date of actual remittance. Interest will be computed at *****, but in no event will the rate of interest be greater than the highest rate then permitted under applicable law.

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GENERAL TERMS AGREEMENT NO. CFM-1-2576101711

EXHIBIT D

STANDARD DIAGNOSTICS SERVICES

1)	DIAGNOSTICS SERVICE ELEMENTS

A)	Diagnostics Services. CFM shall provide the following services (hereinafter “Services”) to Airline in support of the Engines with no charge to the Airline:

1)	Base Service Elements.

a)	*****

b)	*****

c)	*****

d)	*****.

2)

CFM will identify a Service integration team leader to provide initial program set-up, and provide technical support necessary to assist the Airline in meeting Airline obligations specified in Article 2.

3)	As a part of the above Services, CFM shall review only the data and messages delivered by Airline in accordance with Section 2 needed to perform the Services.

4)	CFM and Airline agree that any information provided to Airline by CFM for use in trending, performance analysis, troubleshooting, and managing operations are advisory only.

2)	AIRLINE’S RESPONSIBILITY UNDER THE DIAGNOSTICS PROGRAM

A)	Airline (or Airline’s operator by delegation of this responsibility) shall:

1)

Provide CFM all information and records requested by CFM that are reasonably necessary for CFM to establish and provide the Service (*****). To the extent that such information and records are not owned by Airline, Airline represents and warrants that it has full authorization to disclose such information and records to CFM and that CFM has the right to use such information and records for fulfilling CFM’s obligations under this Exhibit D.

2)

Make available to CFM data used in the monitoring and diagnostics of Engines eligible for coverage. Airline will authorize Airline’s air-to-ground service provider to forward the data directly to the CFM SITA/ARINC address ILNGE7X. If air-to-ground equipment is not available, CFM will work with the Airline to establish means such that the data is provided with minimal manual intervention.

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GENERAL TERMS AGREEMENT NO. CFM-1-2576101711

3)

Access the Service via the CFM Extranet. A web browser, an internet service provider and a userid/password (supplied by CFM) is required. Such access shall be subject to the then-current CFM Extranet Terms and Condition generally applicable to CFM’s customers as provided on the CFM Extranet site.

4)

It remains the sole responsibility of Airline to conclusively identify and resolve Aircraft and Engine faults or adverse trends and make all maintenance decisions affecting Airline’s Aircraft. CFM and Airline agree that this allocation of responsibility is reflected in the price of the Service.

B)	Airline acknowledges that the Services performed hereunder may be conducted by CFM affiliates outside of the U.S., and that there is no prohibition on CFM’s export of Airline data for such purposes.

3)	WARRANTY

A)

CFM warrants to Airline that technical information and/or data furnished pursuant to the Diagnostics Services shall *****. If any technical information and/or data furnished by CFM hereunder does not meet this requirement and Airline so notifies CFM within the time of performance hereunder, *****. The above limited warranty does not extend to data received but not reviewed by CFM.

B)

It is understood that any information provided to Airline by CFM for use in trending, performance analysis, troubleshooting, and managing operations is advisory only. Information contained in or generated by the Service represents an estimate based upon generally available fleet data or variable data furnished by Airline.

C)

THE FOREGOING DIAGNOSTICS SERVICE WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESSED, IMPLIED OR STATUTORY (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE.)

4)	ASSIGNMENT

Airline shall be permitted with CFM’s consent (not to be unreasonably withheld) to authorize a third party service provider to have access to CFM’s Diagnostics Service application on CFM’s web-based system for the sole purpose of managing the use of the Diagnostics system with regard to Airline’s Engines on behalf of Airline, provided that, Airline and the third party service provider execute a Notice of Authorization

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GENERAL TERMS AGREEMENT NO. CFM-1-2576101711

and Agreement in a form to be provided by CFM upon Airline’s request, providing (1) written notice to CFM of such authorization, and (2) the third party service provider’s agreement in writing to accept the terms and conditions of this Agreement as if the third party service provider was the Airline hereunder. System access by a third party service provider pursuant to such authorization shall be limited to the features of entering new flight data, entering engine changes, and creating trend plots of performance parameters. Furthermore, data available for plotting shall be limited to the typical engine health monitoring parameters (exhaust gas temperature, fuel flow, core speed, fan and core vibrations and oil temperature and pressure). In no event shall such third parties have access to other features of the system, including without limitation, real-time viewing, root-cause analysis, customized reporting or alarm configurations. In no event shall any such authorization by Airline and agreement by the third party service provider increase, duplicate or expand CFM’s obligations, liability or any available remedies hereunder.

5)	CONFIDENTIALITY

Unless the Parties otherwise agree in writing, all information furnished by Airline to CFM pursuant to this Exhibit D shall be held in confidence by CFM and may not be disclosed or used for any other purpose by CFM, except to the extent required by law or legal process.

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